AMERICAN CENTURY INVESTMENT TRUST

EXHIBIT INDEX

EXHIBIT   DESCRIPTION

EX-99.1a  Amended and Restated Declaration of Trust, restated March 1, 1998 and amended March 1, 1999 (filed electronically as Exhibit a to
          Post-Effective Amendment No. 7 to the Registration Statement on April
          1, 1999, File No. 33-65170).

EX-99.1b  Amendment No. 1 to the Declaration of Trust dated March 6, 2001
          (filed electronically as Exhibit a2 to Post-Effective Amendment No. 12
          to the Registration Statement on April 19, 2001, File No. 33-65170).

EX-99.1c  Amendment No. 2 to the Declaration of Trust (filed electronically as
          Exhibit a3 to Post-Effective Amendment No. 15 to the Registration
          Statement, on August 7, 2001, File No. 33-65170).

EX-99.2   Amended and Restated Bylaws dated March 9, 1998 (filed electronically as Exhibit b2 to Post-Effective Amendment No. 23 to the Registration
          Statement of American Century Municipal Trust on March 26, 1998, File
          No. 2-91229).

EX-99.4   Agreement and Plan of Reorganization.

EX-99.6a  Management Agreement (Investor Class) between American Century
          Investment Trust and American Century Investment Management, Inc.,
          dated August 1, 1997 (filed electronically as Exhibit 5 to
          Post-Effective Amendment No. 33 to the Registration Statement of
          American Century Government Income Trust on July 31, 1997, File No.
          2-99222).

EX-99.6b  Amendment to the Management Agreement (Investor Class) between
          American Century Investment Trust and American Century Investment
          Management, Inc., dated March 31, 1998 (filed electronically as
          Exhibit 5b to Post-Effective Amendment No. 23 to the Registration
          Statement of American Century Municipal Trust on March 26, 1998, File
          No. 2-91229).

EX-99.6c  Amendment to the Management Agreement (Investor Class) between
          American Century Investment Trust and American Century Investment
          Management, Inc., dated July 1, 1998 (filed electronically as Exhibit
          d3 to Post-Effective Amendment No. 39 to the Registration Statement of
          American Century Government Income Trust on July 28, 1999, File No.
          2-99222).

EX-99.6d  Amendment No. 1 to the Management Agreement (Investor Class) between
          American Century Investment Trust and American Century Investment
          Management, Inc., dated September 16, 2000 (filed electronically as
          Exhibit d4 to Post-Effective Amendment No. 30 to the Registration
          Statement of American Century California Tax-Free and Municipal Funds
          on December 29, 2000, File No. 2-82734).

EX-99.6e  Amendment No. 2 to the Management Agreement (Investor Class) between
          American Century Investment Trust and American Century Investment
          Management, Inc. (filed electronically as Exhibit d5 to Post-Effective
          Amendment No. 44 to the Registration Statement of American Century
          Government Income Trust, on July 31, 2001, File No. 2-99222).

EX-99.6f  Management Agreement (Advisor Class) between American Century
          Investment Trust and American Century Investment Management, Inc.,
          dated August 1, 1997 and amended as of June 1, 1998 (filed electronically as Exhibit d3 to Post-Effective Amendment No. 9 to the
          Registration Statement of the Registrant on June 30, 1999, File No.
          33-65170).

EX-99.6g  Amendment No. 1 to the Management Agreement (Advisor Class) between
          American Century Investment Trust and American Century Investment
          Management, Inc. (filed electronically as Exhibit d6 to Post-Effective
          Amendment No. 36 to the Registration Statement of American Century
          Target Maturities Trust on April 18, 2001, File No. 2-94608).

EX-99.6h  Amendment No. 2 to the Management Agreement (Advisor Class) between
          American Century Investment Trust and American Century Investment
          Management, Inc. dated August 1, 2001 (filed electronically as Exhibit
          d8 to Post-Effective Amendment No. 44 to the Registration Statement of
          American Century Government Income Trust, on July 31, 2001, File No.
          2-99222).

EX-99.6i  Management Agreement (C Class) between American Century Target
          Maturities Trust, American Century California Tax-Free and Municipal
          Funds, American Century Government Income Trust, American Century
          Investment Trust, American Century Quantitative Equity Funds, American
          Century Municipal Trust and American Century Investment Management
          Inc., dated September 16, 2000 (filed electronically as Exhibit d6 to
          Post-Effective Amendment No. 35 to the Registration Statement of
          American Century Target Maturities Trust on April 17, 2001, File No.
          2-94608).

EX-99.6j  Amendment No. 1 to the Management Agreement (C Class) between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc. dated August 1, 2001 (filed electronically as Exhibit d10 to Post-Effective Amendment No. 44 to the Registration
          Statement of American Century Government Income Trust, on July 31,
          2001, File No. 2-99222).

EX-99.6k  Management Agreement (Institutional Class) between American Century
          Quantitative Equity Funds and American Century Investment Management,
          Inc., dated August 1, 1997 (filed electronically as an exhibit to
          Post-Effective Amendment No. 20 to the Registration Statement of
          American Century Quantitative Equity Funds on August 29, 1997, File
          No. 33-19589).

EX-99.6l  Amendment to Management Agreement (Institutional Class) between
          American Century Quantitative Equity Funds and American Century
          Investment Management, Inc., dated July 1, 1998 (filed electronically as Exhibit d6 to Post-Effective Amendment No. 27 to the Registration
          Statement of American Century Quantitative Equity Funds on April 27,
          2000, File No. 33-19589).

EX-99.6m  Amendment No. 1 to the Management Agreement (Institutional Class)
          between American Century Quantitative Equity Funds, American Century
          Investment Trust and American Century Investment Management, Inc.
          dated August 1, 2001 (filed electronically as Exhibit d13 to
          Post-Effective Amendment No. 15 to the Registration Statement, on
          August 7, 2001, File No. 33-65170).

EX-99.7a  Distribution Agreement between American Century Investment Trust and American Century Investment Services, Inc., dated March 13, 2000
          (filed electronically as Exhibit e7 to Post-Effective Amendment No. 17
          to the Registration Statement of American Century World Mutual Funds,
          Inc. on March 30, 2000, File No. 33-39242).

EX-99.7b  Amendment No. 1 to the Distribution Agreement between American
          Century Investment Trust and American Century Investment Services,
          Inc., dated June 1, 2000 (filed electronically as Exhibit e9 to
          Post-Effective Amendment No. 19 to the Registration Statement of
          American Century World Mutual Funds, Inc., on May 24, 2000, File No.
          33-39242).

EX-99.7c  Amendment No. 2 to the Distribution Agreement between American
          Century Investment Trust and American Century Investment Services,
          Inc., dated November 20, 2000 (filed electronically as Exhibit e10 to
          Post-Effective Amendment No. 29 to the Registration Statement of
          American Century Variable Portfolios, Inc. on December 1, 2000, File
          No. 33-14567).

EX-99.7d  Amendment No. 3 to the Distribution Agreement between American
          Century Investment Trust and American Century Investment Services,
          Inc., dated March 1, 2001 (filed electronically as Exhibit e4 to
          Post-Effective Amendment No. 35 to the Registration Statement of
          American Century Target Maturities Trust on April 17, 2001, File No.
          2-94608).

EX-99.7e  Amendment No. 4 to the Distribution Agreement between American
          Century Investment Trust and American Century Investment Services,
          Inc., dated April 30, 2001 (filed electronically as Exhibit e5 to
          Post-Effective Amendment No. 35 to the Registration Statement of
          American Century Target Maturities Trust on April 17, 2001, File No.
          2-94608).

EX-99.7f  Amendment No. 5 to the Distribution Agreement between American Century
          Investment Trust and American Century Investment Services, Inc. (filed as Exhibit e6 to Post-Effective Amendment No. 21 to the Registration
          Statement of American Century Capital Portfolios, Inc., on July 30,
          2001, File No. 33-64872).

EX-99.7g  Amendment No. 6 to the Distribution Agreement between American Century
          Investment Trust and American Century Investment Services, Inc. (filed as Exhibit e7 to Post-Effective Amendment No. 21 to the Registration
          Statement of American Century Capital Portfolios, Inc., on July 30,
          2001, File No. 33-64872).

EX-99.9a  Master Agreement by and between Commerce Bank N.A. and Twentieth
          Century Services, Inc., dated January 22, 1997 (filed electronically as Exhibit B8e to Post-Effective Amendment No. 76 to the Registration
          Statement of American Century Mutual Funds, Inc., on February 28,
          1997, File No. 2-14213).

EX-99.9b  Global Custody Agreement between American Century Investments and
          The Chase Manhattan Bank, dated August 9, 1996 (filed electronically as Exhibit B8 to Post-Effective Amendment No. 31 to the Registration
          Statement of the American Century Government Income Trust on February
          7, 1997, File No. 2-99222).

EX-99.9c  Amendment to Global Custody Agreement between American Century
          Investments and The Chase Manhattan Bank, dated December 9, 2000
          (filed electronically as Exhibit g2 to Pre-Effective Amendment No. 2
          to the Registration Statement of American Century Variable Portfolios
          II, Inc., on January 9, 2001, File No. 333-46922).

EX-99.10a Master Distribution and Shareholder Services Plan of American
          Century Government Income Trust, American Century Investment Trust,
          American Century International Bond Fund, American Century Target
          Maturities Trust and American Century Quantitative Equity Funds
          (Advisor Class) dated August 1, 1997, (filed electronically as Exhibit
          m1 to Post-Effective Amendment No. 32 to the Registration Statement of
          American Century Target Maturities Trust, filed on January 31, 2000,
          File No. 2-94608).

EX-99.10b Amendment to Master Distribution and Shareholder Services
          Plan of American Century Government Income Trust, American Century
          Investment Trust, American Century International Bond Fund, American
          Century Target Maturities Trust and American Century Quantitative
          Equity Funds (Advisor Class) dated June 29, 1998 (filed electronically as Exhibit m2 to Post-Effective Amendment No. 32 to the Registration
          Statement of American Century Target Maturities Trust, filed on
          January 31, 2000, File No. 2-94608).

EX-99.10c Amendment No. 1 to Master Distribution and Shareholder Services Plan
          of American Century Government Income Trust, American Century
          Investment Trust, American Century International Bond Fund, American
          Century Target Maturities Trust and American Century Quantitative
          Equity Funds (Advisor Class) (filed electronically as Exhibit m3 to
          Post-Effective Amendment No. 44 to the Registration Statement of
          American Century Government Income Trust, on July 31, 2001, File No.
          2-99222).

EX-99.10d Master Distribution and Individual Shareholder Services Plan of
          American Century Government Income Trust, American Century Investment
          Trust, American Century California Tax-Free and Municipal Funds,
          American Century Municipal Trust, American Century Target Maturities
          Trust and American Century Quantitative Equity Funds (C Class) dated
          September 16, 2000 (filed electronically as Exhibit m3 to
          Post-Effective Amendment No. 35 to the Registration Statement of
          American Century Target Maturities Trust on April 17, 2001, File No.
          2-94608).

EX-99.10e Amendment No. 1 to Master Distribution and Individual Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Municipal Trust, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (C Class) dated August 1, 2001 (filed electronically as Exhibit m5 to
          Post-Effective Amendment No. 44 to the Registration Statement of
          American Century Government Income Trust, on July 31, 2001, File No.
          2-99222).

EX-99.10f Amended and Restated Multiple Class Plan of American Century
          California Tax-Free and Municipal Funds, American Century Government
          Income Trust, American Century International Bond Funds, American
          Century Investment Trust, American Century Municipal Trust, American
          Century Target Maturities Trust and American Century Quantitative
          Equity Funds, dated November 20, 2000 (filed electronically as Exhibit
          n to Post-Effective Amendment No. 35 to the Registration Statement of
          American Century Target Maturities Trust on April 17, 2001, File No.
          2-94608).

EX-99.10g Amendment No. 1 to the Amended and Restated Multiple Class Plan of
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Target Maturities Trust and American Century
          Quantitative Equity Funds dated August 1, 2001 (filed electronically as Exhibit n2 to Post-Effective Amendment No. 44 to the Registration
          Statement of American Century Government Income Trust, on July 31,
          2001, File No. 2-99222).

EX-99.11  Opinion and Consent of Counsel as to the legality of the securities being registered (filed electronically as Exhibit i to Post-Effective
          Amendment No. 7 to the Registration Statement of the Registrant on May
          7, 1999, File No. 33-65170).

EX-99.12  Opinion and Consent as to the tax matters and consequences to shareholders (filed electronically as Exhibit 12 on Form N-14 to the
          Registration Statement, on June 29, 2001, File No. 33-65170).

EX-99.13a Transfer Agency Agreement between American Century Investment Trust and American Century Services Corporation, dated August 1, 1997 (filed electronically as Exhibit 9 to Post-Effective Amendment No. 33 to the
          Registration Statement of American Century Government Income Trust on
          July 31, 1997, File No. 2-99222).

EX-99.13b Amendment to the Transfer Agency Agreement between American Century
          Investment Trust and American Century Services Corporation, dated
          March 9, 1998 (filed electronically as Exhibit B9b to Post-Effective
          Amendment No. 23 to the Registration Statement of American Century
          Municipal Trust on March 26, 1998, File No. 2-91229).

EX-99.13c Amendment No. 1 to the Transfer Agency Agreement between American
          Century Investment Trust and American Century Services Corporation,
          dated June 29, 1998 (filed electronically as Exhibit B9b to
          Post-Effective Amendment No. 23 to the Registration Statement of
          American Century Quantitative Equity Funds on June 29, 1998, File No.
          33-19589).

EX-99.13d Amendment No. 2 to the Transfer Agency Agreement between American
          Century Investment Trust and American Century Services Corporation,
          dated November 20, 2000 (filed electronically as Exhibit h4 to
          Post-Effective Amendment No. 30 to the Registration Statement of
          American Century California Tax-Free and Municipal Funds on December
          29, 2000, File No. 2-82734).

EX-99.13e Amendment No. 3 to the Transfer Agency Agreement between American
          Century Investment Trust and American Century Services Corporation
          dated August 1, 2001 (filed electronically as Exhibit h5 to
          Post-Effective Amendment No. 44 to the Registration Statement of
          American Century Government Income Trust, on July 31, 2001, File No.
          2-99222).

EX-99.13f Credit Agreement between American Century Funds and The Chase
          Manhattan Bank, as Administrative Agent, dated as of December 19, 2000
          (filed electronically as Exhibit h5 to Post-Effective Amendment No. 33
          to the Registration Statement of American Century Target Maturities
          Trust on January 31, 2001, File No. 2-94608).

EX-99.14a Consent of PricewaterhouseCoopers LLP (filed electronically as
          Exhibit j1 to Post-Effective Amendment No. 15 to the Registration
          Statement of the Registrant, on August 7, 2001, File No. 33-65170).

EX-99.14b Consent of Deloitte & Touche LLP.

EX-99.14c Consent of KPMG Peat Marwick, LLP, independent auditors (filed electronically as Exhibit b11 to Post-Effective Amendment No. 5 to the
          Registration Statement of the Registrant on June 27, 1997, File No.
          33-65170).

EX-99.16  Power of Attorney, dated September 16, 2000 (filed electronically as
          Exhibit j3 to Post-Effective Amendment No. 11 to the Registration
          Statement of the Registrant on February 22, 2001, File No. 33-65170).

EX-99.17a Form of proxy vote cards is filed herein.

EX-99.17b Diversified Bond (Investor, Advisor and Institutional Class)
          Prospectuses dated August 8, 2001 (filed electronically as part of
          Post-Effective Amendment No. 15 to the Registration Statement of the
          Registrant On August 7, 2001, File No. 33-65170).

EX-99.17c Statement of Additional Information dated August 8, 2001 (filed electronically as part of Post-Effective Amendment No. 15 to the
          Registration Statement of the Registrant on August 7, 2001, File No.
          33-65170).

EX-99.17d Premium Bond Prospectus dated August 1, 2001 (filed electronically as part of Post-Effective Amendment No. 12 to the Registration Statement
          of American Century Premium Reserves, Inc. on July 31, 2001, File No.
          33-57430).

EX-99.17e Statement of Additional Information dated August 1, 2001 (filed electronically as part of Post-Effective Amendment No. 12 to the
          Registration Statement of American Century Premium Reserves, Inc. on
          July 31, 2001, File No. 33-57430).

EX-99.17f Premium Bond Annual Report (filed electronically on May 31, 2001).

EX-99.17g Intermediate-Term Bond and Bond (Investor and Advisor Class)
          Prospectuses dated March 1, 2001 (filed electronically as part of
          Post-Effective Amendment No. 92 to the Registration Statement of
          American Century Mutual Funds, Inc. on February 28, 2001, File No.
          2-14213).

EX-99.17h Statement of Additional Information dated May 1, 2001 (filed electronically as part of Post-Effective Amendment No. 93 to the
          Registration Statement of American Century Mutual Funds, Inc. on April
          20, 2001, File No. 2-14213).

EX-99.17i Intermediate-Term Bond and Bond Annual Report (filed electronically on
          December 29, 2000).